                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14(A) INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]    Preliminary Proxy Statement                            [_] Confidential, for Use of the Commission Only
[X]    Definitive Proxy Statement                                 (as permitted by Rule 14a-6(e)(2))
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Titanium Holdings Group, Inc.
   -----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

         ________________________________________________________________
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X]    No fee required.
[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       (1)      Title of each class of securities to which transaction applies:

________________________________________________________________________________
       (2)      Aggregate number of securities to which transaction applies:

________________________________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
       (4)      Proposed maximum aggregate value of transaction:

________________________________________________________________________________
       (5)      Total fee paid:

[_]    Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)      Amount previously paid:

________________________________________________________________________________
       (2)      Form, Schedule or Registration Statement No.:

________________________________________________________________________________
       (3)      Filing party:

________________________________________________________________________________
Date filed:

                     [LOGO OF TITAMIUM HOLDINGS GROUP, INC.]
                               1023 Morales Street
                            San Antonio, Texas 78207



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held June 14, 2002

                                                              San Antonio, Texas
                                                                  April 27, 2002

To Our Stockholders:

                  You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Titanium Holdings Group, Inc. The Annual Meeting will be held on Friday, June 14, 2002, at 10:30 a.m. at 300 Convent, 15th Floor, San Antonio, Texas 78205. Only stockholders of record at the close of business on April 30, 2002 are entitled to notice of and to vote at the Annual Meeting. This Proxy Statement and the accompanying proxy card are being sent to the stockholders of Titanium on or about May 9, 2002.

         At the Annual Meeting, stockholders are being asked:

         .  To elect six directors to serve for the coming year.

         . To ratify the selection of Goldstein, Golub, & Kessler L.L.P. as independent auditors for the year ending December 31, 2002.

         . To transact any other business which may properly come before the Annual Meeting or any adjournment thereof.

         It is very important that your shares are represented and voted at the Annual Meeting. Accordingly, please sign, date and return the enclosed proxy card. If you attend the Annual Meeting, you may vote in person even if you have previously mailed a proxy card. We would appreciate your informing us on the proxy card if you expect to attend the Annual Meeting so that we can provide adequate seating.

         The continuing interest of our stockholders in the business of Titanium Holdings Group, Inc. is appreciated and we hope that many of you will be able to attend the Annual Meeting.

         By order of the Board of Directors

             /s/Randall K. Davis
         --------------------------------------------
         Randall K. Davis
         Chief Executive Officer

                       2002 ANNUAL MEETING OF STOCKHOLDERS

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING .............    1
   Why Am I Receiving These Materials? .............................................    1
   What Information Is Contained In These Materials? ...............................    1
   What Proposals Will Be Voted On At The Annual Meeting? ..........................    1
   Which Shares That I Own Can Be Voted At The Annual Meeting? .....................    1
   What Is The Difference Between Holding Shares As A Shareholder Of Record And As
   A Beneficial Owner? .............................................................    1
   If My Shares Are Held In "Street Name" By My Broker, Will My Broker Vote My
   Shares For Me? ..................................................................    2
   How Can I Vote My Shares In Person At The Annual Meeting? .......................    2
   How Can I Vote My Shares Without Attending The Annual Meeting? ..................    2
   Can I Revoke My Proxy? ..........................................................    2
   What If I Return My Proxy Card Without Specifying My Voting Choices? ............    2
   What Does It Mean If I Receive More Than One Proxy Or Voting Instruction Card? ..    2
   What Constitutes A Quorum? ......................................................    3
   What Are Enviro-Clean's Voting Recommendations? .................................    3
   Where Can I Find The Voting Results Of The Annual Meeting .......................    3
GENERAL INFORMATION ................................................................    4
THE BOARD OF DIRECTORS .............................................................    5
   Compensation of Directors .......................................................    5
   Board Meetings ..................................................................    5
   Committees of the Board .........................................................    5
PROPOSAL 1: ELECTION OF DIRECTORS ..................................................    6
   Nominees for Director ...........................................................    6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT .....................    9
EXECUTIVE COMPENSATION .............................................................   11
   Employment Agreements ...........................................................   11
   Summary Compensation Table ......................................................   12
   Stock Option Grant Table ........................................................   13
   Stock Option Exercises ..........................................................   14
AUDIT COMMITTEE REPORT .............................................................   14
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT ..................................   15
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS .....................................   15
PROPOSAL 2: SELECTION OF INDEPENDENT AUDITORS ......................................   17
SHAREHOLDER PROPOSALS ..............................................................   18
GENERAL ............................................................................   18

                 QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
                             AND THE ANNUAL MEETING

Q:       WHY AM I RECEIVING THESE MATERIALS?

A: Titanium's Board of Directors (the "Board") is providing these proxy materials for you in connection with Titanium's Annual Meeting of stockholders, which will take place on June 14, 2002. The Board is soliciting proxies to be used at the Annual Meeting. You are also invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement.

Q:       WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Titanium's 2001 Annual Report on Form 10-KSB, Proxy Card and return envelope are also enclosed.

Q:       WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL MEETING?

A: There are two proposals scheduled to be voted on at the Annual Meeting: the election of directors and the ratification of Goldstein, Golub and Kessler, L.L.C. as Titanium's independent accountants for the year ending December 31, 2002.

Q:       WHICH SHARES THAT I OWN CAN BE VOTED AT THE ANNUAL MEETING?

A: All shares owned by you as of the close of business on April 30, 2002 (the "Record Date") may be voted by you. These shares include shares that are: (1) held directly in your name as the stockholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee. Each of your shares is entitled to one vote at the Annual Meeting.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Some stockholders of Titanium hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

         STOCKHOLDER OF RECORD: If your shares are registered directly in your name with Titanium's transfer agent, Interwest Transfer, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Titanium. As the stockholder of record, you have the right to grant your voting proxy directly to Titanium or to vote in person at the Annual Meeting. Titanium has enclosed a proxy card for you to use.

         BENEFICIAL OWNER: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your shares only if you instruct your broker how to vote. Your broker will send you directions on how you can instruct your broker to vote. Your broker cannot vote your shares without instructions from you.

Q:       HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A: Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the Annual Meeting, Titanium recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. You may request that your previously submitted proxy card not be used if you desire to vote in person when you attend the Annual Meeting. Shares held in "street name" may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

Q:       HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A: Whether you hold shares directly as the stockholder of record or beneficially in "street name", when you return your proxy card, properly signed, the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed proxy card.

Q:       CAN I REVOKE MY PROXY?

A: You may revoke your proxy at any time before it is voted by giving written notice to the secretary of Titanium prior to the convening of the Annual Meeting.

Q:       WHAT IF I RETURN MY PROXY CARD WITHOUT SPECIFYING MY VOTING CHOICES?

A: If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the Board.

Q:       WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING
         INSTRUCTION CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:       WHAT CONSTITUTES A QUORUM?

A: The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Titanium's Common Stock is necessary to constitute a quorum at the Annual Meeting. Only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or vote "against" a particular matter.

Q:       WHAT ARE TITANIUM'S VOTING RECOMMENDATIONS?

A: The Board recommends that you vote your shares "FOR" each of the nominees to the Board and "FOR" the ratification of Goldstein, Golub & Kessler, L.L.C.

Q:       WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: Titanium will announce preliminary voting results at the Annual Meeting and publish final results in Titanium's quarterly report on Form 10-QSB for the second quarter of 2002, which will be filed with the SEC by August 14, 2002.

                                     [LOGO]
                          Titanium Holdings Group, Inc.
                               1023 Morales Street
                            San Antonio, Texas 78207


                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 14, 2002

                               GENERAL INFORMATION

         This Proxy Statement and the accompanying proxy card is furnished in connection with the solicitation by the Board of Directors (the "Board") of Titanium Holdings Group, Inc. ("Titanium" or the "Company") of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 14, 2002, or at any adjournment thereof, as set forth in the accompanying Notice of Annual Meeting of Stockholders. Proxies are solicited to give all stockholders of record at the close of business on April 30, 2002, an opportunity to vote on matters that come before the Annual Meeting. Shares can be voted only if the stockholder is present in person or is represented by proxy.

         When your proxy card is returned properly signed, the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed proxy card. If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the Board. You may revoke your proxy at any time before it is exercised by so notifying the Secretary of Titanium in writing or in person. Such notification can be sent to the Company's principal executive offices, located at 1023 Morales, San Antonio, 78207. Any properly executed proxy that is not timely revoked in accordance with the instructions below, will be voted at the Annual Meeting. This Proxy Statement and the accompanying proxy card are being sent to the stockholders of Titanium on or about May 9, 2002.

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Titanium's Common Stock is necessary to constitute a quorum at the Annual Meeting. Only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes "against" a particular matter. The votes required with respect to the Items set forth in the accompanying Notice of Annual Meeting of Stockholders are set forth in the discussion of each Item in this Proxy Statement. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his name on the record date. Proxies in the form enclosed will be voted at the Annual Meeting, if properly signed, returned to Titanium prior to the Annual Meeting and not revoked. A proxy may be revoked at any time before it is voted by giving written notice to the Secretary of Titanium prior to the convening of the Annual Meeting, or by presenting another proxy card with a later date. If you attend the Annual Meeting and desire to vote in person, you may request that your previously submitted proxy card not be used. Your vote is important. Accordingly, you are urged to complete, date, sign, and return the accompanying proxy card whether or not you plan to attend the Annual Meeting.

On April 30, 2002, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were 5,572,810 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

                             THE BOARD OF DIRECTORS

         The Board is responsible for the management and direction of Titanium and for establishing broad corporate policies. However, in accordance with corporate legal principles, the majority of the Board is not involved in day-to-day operating details. Members of the Board who are not also executive officers of Titanium are kept informed of Titanium's business through discussions with the executive officers, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings.

Compensation of Directors

         Outside directors are compensated $500.00 for each Board meeting attended in person. In addition, certain directors have been granted options to purchase Titanium Common Stock as compensation for their roles as members of the Board. The terms of the grants are determined by the entire Board, while the Compensation Committee may make recommendations of the grants. In 2001 no directors were given cash compensation, however, the following directors received option grants for their roles on the Board:

                                       Number of Securities      Exercise or
                                        Underlying Options       Base Price     Expiration
                   Director Name             Granted (#)          ($/share)        Date
            -------------------------------------------------------------------------------
             Steven Etra (1)                 75,000                $1.25         3/16/04
             Gary Granoff                     7,500                $1.25         3/16/04
             Melvin Schreiber                 7,500                $1.25         3/16/04
             Aladar Deutsch                   7,500                $0.95         7/6/04
             Kenneth Etra                     7,500                $0.95         7/6/04

            -------------------------------------------------------------------------------

            (1) Mr. Etra, director, Secretary and Treasurer of the Company, was granted options to purchase 75,000 shares of Common Stock for his role as a director. These options are also accounted for in the Summary Compensation Table and Stock Option Grant Table.

Board Meetings

         During the calendar year 2001, the Board held four (4) meetings, and took action by unanimous consent on seven (7) occasions. Each of the nominees named below attended at least 75% of the aggregate of the total number of meetings of the Board during their term on the Board. Kenneth Etra and Aladar Deutsch were elected as directors at a meeting of the Board held June 21, 2001 to fill a vacancy caused by the resignation of Richard Kandel, effective July 6, 2001 and to add a sixth member to the Board.

Committees of the Board

         The Board has three active Committees: the Compensation Committee, Audit Committee and a temporary Mergers & Acquisitions Committee. The table below sets forth the members of each committee:

     Name of Director           Compensation Committee         Audit Committee     Mergers and Acquisitions
                                                                                           Committee
-------------------------------------------------------------------------------------------------------------
 Gary Granoff  (1)                          X                          X
 Melvin Schreiber (2)                       X                          X
 Randall Davis (3)                                                                              X
 Steven Etra (4)                                                                                X

-------------------------------------------------------------------------------------------------------------

(1) Mr. Granoff has served on both the Compensation Committee and Audit Committee since March 9, 2000.
(2) Melvin Schreiber has served on both the Compensation Committee and Audit Committee since December 19, 2000.
(3) Randall Davis has served on the Mergers and Acquisitions Committee since December 19, 2000.
(4) Steven Etra has served on the Mergers and Acquisitions Committee since December 19, 2000.

         The Compensation Committee administers Titanium's stock incentive plan and any performance based compensation plans and will make recommendations to the Board concerning compensation arrangements for officers and directors of Titanium and its subsidiaries as needed. The Compensation Committee did not meet separate from the full Board in 2001, and all compensation issues were addressed during Board meetings or through consent actions.

         The Audit Committee is responsible for reviewing Titanium's accounting practices and audit procedures. The members of the Audit Committee are independent as defined by the listing standard of NASD for small business issuers. See the Audit Report later in this document, which details the duties and performance of the Audit Committee. The Audit Committee met four (4) times during 2001.

         The Mergers and Acquisitions Committee was formed specifically upon the resolution by the Board to discontinue the Company's acquisition and consolidation strategy in the janitorial supply industry and to seek strategic alternatives to attempt to maximize stockholder value. The Mergers and Acquisitions Committee is responsible for identifying and researching opportunities that are available to the Company in its search for an alternative strategy and to inform and recommend courses of action to the entire Board as such information becomes available and is disseminated. The Mergers and Acquisitions Committee did not formally meet in 2001, and all issues pertaining to the Mergers and Acquisitions Committee were addressed during full Board meetings.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         At the Annual Meeting, the Board intends to nominate the six persons listed below as nominees to be elected as members of the Board. Each of the directors elected at the Annual Meeting will serve until the next annual meeting of Stockholders or until his successor shall have been elected and qualified, subject to earlier resignation and removal. The directors are to be elected by a plurality of the votes cast by the holders of the shares of Common Stock represented and entitled to be voted at the Annual Meeting. Unless authority to vote for directors is "withheld" in the proxy, the proxy holders will vote "for" the election of the five nominees listed. Each nominee has indicated a willingness to serve as director if elected. Should any nominee become unavailable for election, discretionary authority is conferred to vote for a substitute. Management of Titanium has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

Nominees for Director

         The nominees for director are Randall K. Davis, Gary C. Granoff, Steven Etra, Melvin Schreiber, Aladar Deutsch and Kenneth Etra.

         Randall K. Davis, 38, has served as Chairman of the Board and Chief Executive Officer of Titanium since July 6, 2001, as the President from September 1999 to the present and is a member of the Mergers and Acquisitions Committee. From March 1999 to August 1999, Mr. Davis served as Vice-

President of Titanium. From May 2000 to the present, Mr. Davis has served on the Board of Directors of IVAX Diagnostics, Inc. (f.k.a. b2bstores.com, Inc.), a medical diagnostics company publicly traded under the symbol "IVD." From May of 1985 until 1999, Mr. Davis was the co-owner, President and Chief Executive Officer of Cleaning Ideas, Inc., whose holdings included Sanivac, Inc. and Davis Manufacturing Company. In August of 1999, Mr. Davis, along with family members, sold the Davis family of companies to Titanium. Mr. Davis is also currently the managing partner of Colnic Investment Partnership, a private investment company that invests in private and publicly traded companies. Mr. Davis graduated from the University of Texas in Austin with a Bachelor of Arts Degree.

         Gary C. Granoff, 54, has served as a director of Titanium from September 1999 to the present and is also a member of the Audit and Compensation Committees. Since 1998, Mr. Granoff has served as Chairman of the Board and President of Ameritrans Capital Corporation, a Business Development Company as defined in the Investment Company Act of 1940 which is publicly traded on the NASDAQ SmallCap under the symbol "AMTC." In addition, Mr. Granoff is the President and Chairman of the Board of Elk Associates Funding Corporation, a wholly owned subsidiary of Ameritrans and a Small Business Investment Company, licensed by the U.S. Small Business Administration. Both Ameritrans and Elk are registered as Investment Companies under the Investment Company Act of 1940. Mr. Granoff has been a practicing attorney since 1974 and is presently an officer and stockholder in the law firm of Granoff, Walker & Forlenza, P.C. Mr. Granoff is a member of the bar of the State of New York and the State of Florida and is admitted to the United States District Court of the Southern District of New York. Since 1983, Mr. Granoff has been the sole stockholder and President of GCG Associates, Inc., an investment consulting firm. Since June 1996, Mr. Granoff has also been a director and President of Gemini Capital Corporation, a company primarily engaged in the business of making consumer loans and has also served as the President and is the sole stockholder of Seacrest Associates, Inc., a hotel operator, since August 1994. In February 1998, Mr. Granoff was elected to and is presently serving as a trustee on the Board of Trustees of The George Washington University. Mr. Granoff holds a Bachelor of Business Administration degree in Accounting and a Juris Doctor degree (with honors) from The George Washington University.

         Steven Etra, 53, has served as a director of Titanium from March 1999 to the present. Mr. Etra has served as Titanium Secretary from September 1999 to the present, as Treasurer from March 9, 2000 to the present and is a member of the Mergers and Acquisitions Committee. Mr. Etra has been the Sales Manager of Manufacturers Corrugated Box Company since September of 1970, a company owned by Mr. Etra's family for more than 75 years. Since 1998, Mr. Etra has served as a director and Vice-President of Ameritrans Capital Corporation, a publicly traded company on the NASDAQ SmallCap under the symbol "AMTC." In addition, Mr. Etra is a director and Vice-President of Elk Associates Funding Corporation, a wholly owned subsidiary of Ameritrans and a Small Business Investment Company, licensed by the U.S. Small Business Administration. Both Ameritrans and Elk are registered as Investment Companies under the Investment Company Act of 1940. Since June 1996, Mr. Etra has also been a director of Gemini Capital Corporation, a company primarily engaged in the business of making consumer loans.

         Melvin Schreiber, 72, has served as a director of Titanium since December 19, 2000 and is also a member of the Audit and Compensation Committees. Mr. Schreiber is a Certified Public Accountant and has been a Managing Partner in the firm of Moses and Schreiber, L.L.P. from July 1962 to the present. Moses and Schreiber L.L.P. represents clients in various industries, including manufacturing, real estate, professional practices, wholesale and retail. Mr. Schreiber has over thirty years of experience in providing services in financial planning, estate planning, and participation in mergers, acquisitions and public offerings while employed at Moses and Schreiber L.L.P. Mr. Schreiber is also a member of the American Institute of Certified Public Accountants, New York State Society of CPA's and the Institute of Business Appraisers and graduated with a Bachelor's degree in accounting from New York University in 1951 and a Masters degree in taxation from New York University in 1955.

         Aladar Deustch, 38, has served as a director of Titanium from July 2001 to the present. Mr. Deutsch has been President of Deutsch & Deutsch, a privately held family jewelry and fine watch business with locations in Laredo, McAllen and Houston, Texas, since 1998 and has been employed with Deutsch and Deutsch since 1990. Mr. Deutsch has also been the Managing Partner of Luito, L.C., a private investment company that invests in real estate, private and publicly traded companies, since 2001. Additionally, Mr. Deutsch is Managing Partner of ALRTD, L.C., a private investment company involved in agricultural products slated for state and private development in Texas. Mr. Deutsch graduated from Trinity University in San Antonio, Texas with a Bachelor's degree in business administration.

         Kenneth Etra, 52, has served as a director of Titanium from July 2001 to the present. Mr. Etra is a Board certified physician, specializing in Ear, Nose and Throat and is a partner of Mollick, Etra, Etra & Cohen M.D's in Great Neck and Syosset, New York since 1980. In addition, Mr. Etra has been an owner/director of Camp Pontiac, a residential coed summer camp in Copake New York, since 1996. Mr Etra obtained his B.A. from Lehigh University in 1971, where he also was a four year varsity basketball player, and his M.D. from Tufts University in 1975. Mr. Etra performed his medical, surgical and Ear, Nose and Throat residencies at Beth Israel Hospital, North Shore University Hospital and Albert Einstein / Montefiore Medical Center, from 1975 to 1980. Mr. Etra is currently an attending surgeon at North Shore-Long Island Jewish Medical Center.

         Management of Titanium recommends that the Titanium stockholders vote "FOR" the director nominees named above.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The tables below sets forth information concerning the beneficial ownership of the Company's outstanding Common Stock as of April 26, 2002. Table 1 sets forth information concerning the beneficial ownership of (1) each director serving on the Board as of December 31, 2001; (2) each of the Named Executive Officers, as defined in Regulation S-B, Item 402, as promulgated under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, who is not listed as a director except for former CEO, Richard Kandel, who is listed in Table 2; and (3) the directors and executive officers as a group. Table 2 sets forth information concerning the beneficial ownership of each person not already listed in Table 1, known to the Company to own beneficially more than 5% of the outstanding Titanium Common Stock. Except as otherwise noted, each Stockholder has sole voting and investment power with respect to the shares beneficially owned.

TABLE 1

  NAME AND ADDRESS OF              AMOUNT AND NATURE             % OF CLASS
   BENEFICIAL OWNER               OF BENEFICIAL OWNER
-----------------------------    ---------------------         ---------------
Directors and Officers:
Steven C. Etra                       1,000,112/1/                  16.53%
c/o Manufacturers Corrugated
Box Co., Inc.
5830 57/th/ Street
Maspeth, NY 11378

Kenneth S. Etra                        484,741/2/                   8.56%
#10 Brook Lane
Brookville, NY 11545

__________________________
/1/ Includes 132,854 shares of Common Stock held directly by Mr. Etra; 70,000 shares of Common Stock issuable pursuant to conversion rights of Series E Stock; 285,000 shares of Common Stock issuable upon exercise of options granted to Mr. Etra and 25,000 shares of Common Stock issuable upon the exercise of warrants held by Mr. Etra; 55,200 shares of Common Stock, and 11,200 shares of Common Stock issuable upon exercise of warrants held by Lances Property Development Pension Plan, a company 50% owned by Mr. Etra; 82,833 shares of Common Stock, and 15,400 shares of Common Stock issuable upon exercise of warrants held by Blair Etra, wife of Mr. Etra; 65,250 shares of Common Stock, and 24,700 shares of Common Stock issuable upon exercise of warrants held by Irving Etra Family Trust, in which Mr. Etra is a beneficiary; 167,300 shares of Common Stock, 12,250 shares of Common Stock issuable upon exercise of warrants, and 25,000 shares of Common Stock issuable upon exercise of options held by SRK Associates, LLP, a partnership whose investment decisions are made by Mr. Etra; 18,750 shares of Common Stock, and 9,375 shares of Common Stock issuable upon exercise of warrants held by Gemini Capital Corporation, a company in which Mr. Etra is a minority shareholder and director. Mr. Etra disclaims beneficial ownership of the Gemini Capital Corporation, SRK Associates, LLP, Irving Etra Family Trust, Lances Property Development Pension Plan, and Blair Etra securities, except to the extent of his pecuniary interest therein.

/2/ Includes 70,250 shares of Common Stock, 5,625 shares of Common Stock issuable upon exercise of warrants and 17,500 shares of Common Stock issuable upon the exercise of options held directly by Mr. Etra; 79,816 shares of Common Stock and 14,250 shares of Common Stock issuable upon exercise of warrants held by Mollick, Etra, Etra Profit Sharing Plan, of which Mr. Etra is a beneficiary; 167,300 shares of Common Stock, 25,000 shares of Common Stock issuable upon exercise of options and 12,250 shares of Common Stock issuable upon exercise of warrants, held by SRK Associates, LLC, a partnership in which Mr. Etra is a partner, and 75,250 shares of Common Stock and 17,500 shares of Common Stock issuable upon the exercise of warrants, held by Bernard Etra Family Trust, in which Mr. Etra is a beneficiary. Mr. Etra disclaims beneficial ownership of the Mollick, Etra, Etra Profit Sharing Plan, SRK Associates, Inc., and Bernard Etra Family Trust, except to the extent of his pecuniary interest.

  NAME AND ADDRESS OF                 AMOUNT AND NATURE            % OF CLASS
   BENEFICIAL OWNER                  OF BENEFICIAL OWNER
---------------------------------   ---------------------        ---------------
Gary C. Granoff
c/o Ameritrans Capital Corp.
747 Third Avenue, Suite 4C                 198,583/3/                  3.48%
New York, NY 10017

Randall K. Davis                           167,200/4/                  2.92%
c/o Titanium Holdings Group, Inc.
1023 Morales Street
San Antonio, TX 78207

Melvin Schreiber
3000 Marcus Avenue                          59,308/5/                  1.06%
Suite IW5
Lake Success, NY 10042

Aladar Deutsch                              25,250                      .45%
1800 Country Club Drive, #2
Laredo, TX 78045

All officers and directors               2,062,594                    30.81%
as a group


TABLE 2

  NAME AND ADDRESS OF              AMOUNT AND NATURE              % OF CLASS
   BENEFICIAL OWNER               OF BENEFICIAL OWNER
------------------------        -----------------------         ----------------
5% Holders:
Richard Kandel/6/                     1,350,400/7/                   24.01%
c/o Kandel & Son, Inc.
211 Park Avenue
Hicksville, NY 11801

______________________
/3/ Includes 10,250 shares of Common Stock held directly by Mr. Granoff; 5,000 shares of Common Stock issuable upon exercise of warrants held by Mr. Granoff and 100,000 shares of Common Stock issuable upon exercise of options granted to Mr. Granoff; 14,750 shares of Common Stock and 9,125 shares of Common Stock to be issued upon exercise of warrants held by Leslie Granoff, wife of Gary C. Granoff; 8,333 shares of Common Stock and 6,000 shares of Common Stock issuable upon exercise of warrants held by Dapary Management Corp., a company controlled by Mr. Granoff; 18,750 shares of Common Stock, and 9,375 shares of Common Stock issuable upon exercise of warrants held by Gemini Capital, a company in which Mr. Granoff is a minority shareholder and director; and 5,000 shares of Common Stock and 12,000 shares of Common Stock issuable upon exercise of warrants held by JR Realty Corporation, a company in which Mr. Granoff is an officer and Mr. Granoff's wife is a shareholder. Mr. Granoff disclaims beneficial ownership of the JR Realty Corporation securities and this disclosure shall not be deemed an admission that Mr. Granoff is the beneficial owner of such securities. Mr. Granoff disclaims beneficial ownership of the Gemini Capital Corporation, Dapary Management Corp., and Leslie Granoff securities, except to the extent of his pecuniary interest therein.

/4/ Includes 1,000 shares of Common Stock held directly by Mr. Davis; 150,000 shares of Common Stock issuable upon exercise of options granted to Mr. Davis; 16,100 shares of Common Stock held by Colnic Investment Partnership, which is controlled by Randall K. Davis; and 100 shares of Common Stock held by Laini Davis, wife of Mr. Davis.

/5/ Includes 30,408 shares of Common Stock and 3,900 shares of Common Stock issuable upon exercise of warrants held by Anlyn Assoc. Inc. Retirement Fund and 25,000 shares of Common Stock issuable upon exercise of options granted to Mr. Schreiber.

                             EXECUTIVE COMPENSATION

         For fiscal year 2001, there were three Titanium Officers who received compensation, two under employment agreements and one under a consulting agreement.

Employment Agreements

         In October of 1999, Titanium entered into an employment agreement with Richard Kandel, former Chairman and Chief Executive Officer, for a term of three years, whereby Mr. Kandel's salary for the year ending December 31, 1999, was $100,000 per annum, increased by $100,000 per annum on January 1, 2000 and increased by $100,000 per annum on January 1, 2001. On November 27, 2000, the Board unanimously approved an Amended and Restated Employment Agreement for Mr. Kandel. Upon execution of the Amended and Restated Employment Agreement, Mr. Kandel received a $100,000 signing bonus as enticement to enter into the agreement. Under the Amended and Restated Employment Agreement, Mr. Kandel was to receive a salary of $100,000 per annum from December 1, 2000 to December 31, 2001. From January 1, 2002 through December 1, 2005, Mr. Kandel's salary was to increase to $250,000 per annum.

         In addition to the base compensation, Mr. Kandel's employment agreement provided for a bonus payment for the calendar year 2001 equal to $100,000 upon the occurrence of any one of the following events:

(a) listing of Titanium's shares on NASDAQ, a comparable inter-dealer automated quotation system, or recognized exchange;
(b)      there is a "change in control" in the Company; or
(c)      the Company completes a secondary offering.

         Mr. Kandel's employment agreement specified various circumstances that may trigger a termination of Mr. Kandel's employment. If Titanium terminated Mr. Kandel's employment without cause or for any reason not specified in the agreement, or if such employment was terminated by Mr. Kandel for "Good Reason" as defined in the employment agreement, then Titanium was obligated to pay Mr. Kandel the present value of his full salary, bonus and benefits from the date of the termination of the agreement to the end of the Full Term Date. "Good Reason" was defined as when there is a change in control of Titanium or one or more of the following events occurs:

(a) there is a substantial and material adverse change in the nature of Mr. Kandel's title, duties or responsibilities with the Company that represents a demotion from his title, duties or responsibilities as in effect prior to such change;
(b) a material breach by the Company of any of the provisions of the Amended and Restated Employment Agreement; or
(c) the relocation of Mr. Kandel by the Company to any location other than Hicksville, New York.

         On July 6, 2001, Titanium completed the sale of all of the capital stock of Kandel & Son, Inc., a Nevada corporation ("Kandel & Son") and wholly owned subsidiary to Mr. Kandel. As part of the consideration, Mr. Kandel resigned from his position as Chief Executive Officer, and agreed to release all of his rights to any compensation under the employment agreement.

________________________________________________________________________________

/6/ Mr. Kandel served as Titanium's Chairman of the Board and Chief Executive Officer until his effective resignation of such positions on July 6, 2001.

/7/ Includes 24,000 shares of Common Stock issuable upon exercise of warrants held by Kara Kandel, daughter of Richard Kandel and 26,400 shares of Common Stock issuable upon exercise of warrants held by Ross Kandel, son of Richard Kandel.

         In October of 1999, Titanium entered into an employment agreement with Randall K. Davis for a term of three years whereby Mr. Davis' salary for the year ending December 31, 1999 was $50,000, increased by $100,000 per annum on January 1, 2000, and was to increase by $100,000 per annum on January 1, 2001. In October of 1999, Mr. Davis also entered into an employment agreement with Cleaning Ideas Corporation or "CIC," a subsidiary of Titanium, for a term of five years at an annual salary of $50,000. Under the terms of the employment agreement with CIC, Mr. Davis was eligible for annual bonuses to be determined by the board of directors of CIC. However, on November 21, 2000, the Board of Directors unanimously authorized the execution of an Amended and Restated Employment Agreement for Mr. Davis, effective December 1, 2000, which replaced the prior employment agreements with both Titanium and CIC. Upon execution of the Amended and Restated Employment Agreement, Mr. Davis received a $100,000 bonus to entice him into entering the Agreement. Under the Agreement, Mr. Davis is to receive a base salary of $200,000 per annum from December 1, 2000 to December 31, 2001. From January 1, 2002 to December 2005, Mr. Davis is to receive $250,000 per annum. Additionally, Mr. Davis is entitled to a reimbursable automobile expense of up to $1500 per month for the term of the employment agreement. The employment period shall automatically renew for successive one-year terms unless, not later than 90 days prior to the end of the three-year term, or any renewal periods, either Titanium or Mr. Davis provides notice to the other party of its intention not to extend the employment period beyond the three-year term or the then current renewal term.

         Mr. Davis's employment agreement specifies various circumstances that may trigger a termination of Mr. Davis's employment. If Titanium terminates Mr. Davis's employment without cause or for any reason not specified in the agreement, or if such employment is terminated by Mr. Davis for "Good Reason" as defined in the agreement, then Titanium shall pay Mr. Davis the present value of his full salary, bonus and benefits from the date of the termination of the agreement to the end of the Full Term Date. "Good Reason" is defined as when there is a change in control of Titanium, as defined in Mr. Davis's employment agreement, or one or more of the following events occurs:

(a) there is a substantial and material adverse change in the nature of Mr. Davis's title, duties or responsibilities with the Company that represents a demotion from his title, duties or responsibilities as in effect prior to such change;
(b) a material breach by the Company of any of the provisions of the Amended and Restated Employment Agreement; or
(c) the relocation of Mr. Davis by the Company to any location other than San Antonio, Texas.

         Steven Etra, the Secretary and Treasurer and a director of Titanium, entered into a consulting agreement with Titanium dated March 1, 1999, for a term of one year. The agreement shall automatically be renewed for successive one-year periods unless either party gives written notice to the other of its intention not to renew the agreement. Such notice shall be given at least sixty days prior to the end of the initial term or any renewal term, as the case may be. Under the original terms of the consulting agreement, Mr. Etra was to receive a monthly fee of $2,000 for financial public relations services. At a meeting of the Board held on March 9, 2000, the Board increased the compensation under the agreement to $4,000 per month and the consulting agreement has remained in effect.

Summary Compensation Table

         The Summary Compensation Table shows certain compensation information for the year ended December 31, 2000, for the Chief Executive Officer and the other most highly compensated executive officers whose total cash compensation exceeded $100,000 for services rendered in all capacities for the year ended December 31, 2000. Neither the Chief Executive Officer nor other executive officers received compensation from Titanium prior to January 1, 1999. The annual base compensation for each of Messrs. Kandel, Davis and Etra for the fiscal years 1999 and 2000 are:

                                               ANNUAL                          LONG-TERM
                                             COMPENSATION                     COMPENSATION
                                   -------------------------------  --------------------------------

                                                                           Awards            Payouts
                                                                    --------------------     -------

                                                          Other     Restricted
                                                          Annual      Stock                   LTIP    All Other
   Name And Principal              Salary        Bonus    Compen-     Awards     Options     Payout    Compen-
        Position           Year      ($)          ($)    sation($)     ($)         (#)         ($)    sation($)
---------------------------------------------------------------------------------------------------------------
Randall K. Davis           2001    200,000            -      -          -              -        -        -
Chairman of the Board,     2000    201,495      100,000      -          -        150,000 (1)    -        -
Chief Executive Officer,   1999     58,333 (2)        -      -          -              -        -        -
and President

Steven Etra                2001     48,000            -      -          -         75,000 (3)    -        -
Secretary & Treasurer      2000     42,000            -      -          -         75,000 (3)    -        -
                           1999     20,000            -      -          -        150,000 (4)    -        -

Richard Kandel             2001     50,000            -      -          -              -        -
former Chairman of the     2000    200,000      100,000      -          -              -        -        -
Board and Chief            1999    100,000            -      -          -              -         -       -
Executive Officer

===============================================================================================================

(1) The grant of options to purchase 150,000 shares of Common Stock was granted to Mr. Davis for his role as a director of the Company.
(2) Includes $20,833 paid to Mr. Davis as President of Cleaning Ideas Corporation, a subsidiary of Titanium.
(3) The grant of options to purchase 75,000 shares of Common Sock was granted to Mr. Etra for his role as a director of the Company.
(4) Includes a grant of options to purchase 25,000 shares of Common Stock to SRK Associates, L.L.C., a company controlled by Mr. Etra.

         There were no additional bonuses or other compensation paid to these officers in 1999, 2000, or 2001.

         Titanium implemented a stock incentive plan (the "Plan") for its executive management and employees as of January 3, 2000. On March 16, 2002, the Board granted options to purchase 90,000 shares of Common Stock to three directors and on August 21, 2001, the Board granted options to purchase an aggregate of 15,000 shares of Common Stock to two directors and 10,000 shares of Common Stock to employees of the Company's wholly-owned subsidiary, Cleaning Ideas Corp.

Stock Option Grant Table

         The following table sets forth certain information concerning options granted to the Named Executive Officers during the year ended December 31, 2001.

                                                  Individual Grants
                         ----------------------------------------------------------------------

                                                 Percent of Total
                         Number of Securities   Options Granted to   Exercise or
                          Underlying Options       Employees in       Base Price   Expiration
    Name and Position         Granted (#)          Fiscal Year        ($/share)      Date
-----------------------------------------------------------------------------------------------
Steven Etra
Secretary & Treasurer         75,000 (1)                                $1.25       3/08/03

===============================================================================================

(1) The grant of options to purchase 75,000 shares of Common Sock was granted to Mr. Etra for his role as a director of the Company.

Stock Option Exercises

                                                      Number of Securities        Value of Unexercised
                                                     Underlying Unexercised          In-the-Money
                      Shares Acquired     Value    Options at Fiscal Year End  Options at Fiscal Year-End
                        on Exercise     Realized                (#)                        ($)
         Name              (#)             ($)      Exercisable/Unexercisable   Exercisable/Unexercisable
---------------------------------------------------------------------------------------------------------
Steven Etra                 0              0                 0/75,000                    $0/$0
Secretary &
Treasurer

         No options to acquire securities of Titanium were exercised by any of the Named Executive Officers during the year ended December 31, 2001.

                             AUDIT COMMITTEE REPORT

         The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Titanium specifically incorporates this Report by reference therein.

         The Audit Committee's primary responsibilities fall into the following general categories:

       . first, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by Titanium's management, including discussions with management, internal auditors, if applicable, and independent accountants about draft annual financial statements and key accounting and reporting matters;

       . second, the Committee is charged with the review of various documentation and reports, including the audit committee charter, Board minutes and documents relating to the production of the financial statements;

       . third, the Committee is responsible for matters concerning the relationship between Titanium and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to Titanium; and determining whether the outside auditors are independent (based in part on the annual letter provided to Titanium pursuant to Independence Standards Board Standard No. 1); and

       . finally, the Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests; and review of the activities and recommendations of Titanium's internal auditing program.

         The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met four times during the year ended December 31, 2001.

         In overseeing the preparation of Titanium's financial statements, the Committee met with both management and Titanium's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

         With respect to Titanium's outside auditors, the Committee, among other things, discussed with Goldstein Golub & Kessler L.L.C. matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         Finally, the Committee continued to monitor the scope and adequacy of Titanium's internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.

         On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of Titanium's audited financial statements in Titanium's Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE
Gary Granoff and Melvin Schreiber

                          COMPLIANCE WITH SECTION 16(A)
                               OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Titanium's directors, executive officers and beneficial owners of more than 10% of any class of securities of Titanium to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, executive officers and greater than 10% stockholders are required to furnish Titanium with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no such forms were required to be filed by those persons, the Company believes that, during the year ended December 31, 2001, all of its directors, executive officers and 10% holders were in compliance with the applicable filing requirement, except that one report on Form 4 covering four open market purchase transactions for an aggregate of 7,600 shares of Titanium Common Stock, was filed late by Steven Etra.
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Steven Etra, the Secretary and Treasurer and a director of Titanium, entered into a consulting agreement with Titanium dated March 1, 1999, for a term of one year. The agreement shall automatically be renewed for successive one-year periods unless either party gives written notice to the other of its intention not to renew the agreement. Such notice shall be given at least sixty days prior to the end of the initial term or any renewal term, as the case may be. Under the original terms of the consulting agreement, Mr. Etra was to receive a monthly fee of $2,000 for financial public relations services. At a meeting of the Board held on March 9, 2000, the Board increased the compensation under the agreement to $4,000 per month and the consulting agreement has remained in effect.

         Certain properties leased by CIC in their operations are owned by either Davis Properties Joint Ventures ("DPJV") a partnership owned equally by Randall K. Davis and his father Charles Davis or by Charles Davis, individually. Lease payments made to DPJV for 2000 and 2001 were $60,000 per year, while Charles Davis received $121,524 per year individually. The lease agreements were made in arms-length negotiations and the terms of the leases are believed by the Company to be reflective of the market's current value for similarly situated real estate.

         On May 30, 2000, the Company began a new private placement of a minimum of 285,000 and maximum of 1,000,000 shares of Common Stock at $3.00 per share. The offering was designed to sell the Common Stock in exchange for cash or for the Company's outstanding 12.75% subordinated promissory notes (the "Notes") which were purchased in a previous offering by the Company in June 1999. On June 15, 2000, at the first closing, the Company sold an aggregate of 636,822 shares of Common Stock to approximately 29 accredited investors. The aggregate proceeds to the Company were $820,500 in cash and $1,090,000 worth of Notes. To avoid issuing fractional shares, the Company issued checks in the aggregate amount of $34 to various former Note holders who participated in the offering. A second closing took place on June 30, 2000, when the Company sold an aggregate of 98,665 shares of Common Stock to approximately 8 accredited investors. The aggregate proceeds to the Company were $24,000 in cash and $272,000 worth of Notes. To avoid issuing fractional shares, the Company issued checks in the aggregate amount of $5 to various former Note holders who participated in the offering. There were several directors and officers and their affiliates who participated in the offering. Lances Property Development Pension Plan, a company 50% owned by Mr. Etra, converted $30,000 worth of Notes into 10,000 shares of Common Stock; Irving Etra Family Trust, in which Mr. Etra is a beneficiary, converted $30,000 worth of Notes into 10,000 shares of Common Stock; Blair Etra, the wife of Mr. Etra, converted $9,999 worth of the Notes into 3,333 shares of Common Stock and purchased 73,500 shares of Common Stock for $220,500 in cash; Dapary Management Corporation, a company controlled by Mr. Granoff, converted $24,999 worth of Notes into 8,333 shares of Common Stock; Anlyn Association Inc. Retirement Trust, Inc., a company controlled by Melvin Schreiber, who was subsequently elected to Titanium's Board, converted $9,999 worth of Notes into 3,333 shares of Common Stock, and; the dotCom Funds L.L.C., a company in which Mark A Rice, a former director of Titanium, is the managing member of the managing member, purchased 200,000 shares of Common Stock for $600,000 in cash.

         On September 14, 2000, the Company began a new private placement of a minimum of 320,000 and maximum of 2,000,000 shares of Common Stock at $1.25 per share. On November 27, 2000, Titanium sold an aggregate of 416,600 shares of Common Stock for aggregate proceeds of $520,750. Of the shares sold, Anlyn Assoc. Inc. Retirement Trust, a company controlled by Melvin Schreiber, purchased 16,000 shares for $20,000 in cash.

         On July 6, 2001, the Company completed the sale of all of the capital stock of Kandel & Son to Richard Kandel, former Chairman and Chief Executive Officer of Titanium, for consideration consisting of the following: (i) 1,000,000 shares of the Titanium common stock, par value $0.001; and (ii) 300,000 shares of IVAX Diagnostics, Inc. In addition, as part of the transaction, Mr. Kandel tendered his resignation as Chief Executive Officer and Chairman of the Board of the Company and released his rights to any compensation under his employment agreement with the Company. Kandel & Son was a wholly-owned subsidiary of the Company. The effective date of the transaction was June 29, 2001 and the purchase price was derived through arms-length negotiations among the parties and their principals and was supported by an independent third party fairness opinion.

         On August 23, 2001, the Company began a private placement of a minimum of $500,000 and maximum of $2,000,000 of secured promissory notes (the "9 3/4% Notes"). The 9 3/4% Notes have a three year maturity date, a simple interest rate of 9 3/4%, and are secured by certain Company shares of IVAX Diagnostics, Inc. pursuant to an pledge and security agreement and an escrow agreement. As of the final closing of December 31, 2001, the Company sold an aggregate of $1,855,000 worth of the 9 3/4% Notes to approximately 18 accredited investors. The 9 3/4% Notes also contain a provision which allows the payee to demand prepayment within thirty days upon the delivery of a notice. There were several directors and officers and their affiliates who participated in the offering. Steven Etra purchased $300,000 worth of the 9 3/4% Notes; Lances Property Development Pension Plan, a company 50% owned by Mr. Etra, purchased $30,000 worth of the 9 3/4% Notes; Irving Etra Family Trust, in which Mr. Etra is a beneficiary, purchased $50,000 worth of the 9 3/4% Notes; Randall K. Davis purchased $200,000 worth of the 9 3/4% Notes; Charles and Carolyn Davis, Randall
K. Davis's parents, purchased an aggregate of $240,000 worth of the 9 3/4% Notes; Bernard Etra Family Trust, in which Kenneth Etra is a beneficiary, purchased $50,000 worth of the 9 3/4% Notes; Bernard Etra, father of Kenneth Etra, purchased $100,000 worth of the 9 3/4% Notes; Luito

L.L.C., a company controlled by Aladar Deutsch, purchased $100,000 worth of the 9 3/4% Notes, and; Beverly Kandel, the mother of Richard Kandel, purchased $200,000 worth of the 9 3/4% Notes. As of April 15, 2002, Randall K. Davis, Charles and Carolyn Davis and had exercised their deamnd prepayment rights and the Company had delivered the outstanding amount due and cancelled the applicable 9 3/4% Notes

         On January 25, 2002, the Company began a new private placement of a minimum of $25,000 and maximum of $1,000,000 of secured promissory notes (the "Second 9 3/4% Notes"). The Second 9 3/4% Notes have terms that are substantially similar to the 9 3/4% Notes. As of the April 15, 2002, the Company had sold an aggregate of $270,000 worth of the Second 9 3/4% Notes to 3 accredited investors. Steven Etra purchased $30,000 worth of the Second 9 3/4% Notes; and Kandel & Sons PSP, a trust of which Richard Kandel is the trustee, purchased $140,000 worth of the Second 9 3/4% Notes. The offering of the Second 9 3/4% Notes is scheduled to terminate on May 31, 2002.

                            PROPOSAL 2: SELECTION OF
                              INDEPENDENT AUDITORS

         Titanium's financial statements for the year ended December 31, 2001 have been audited by Goldstein, Golub, & Kessler L.L.P., independent certified public accountants.

         AUDIT FEES

         Fees and expenses for the last annual audit were $42,408 and the fees and expenses associated with the reviews of the Titanium quarterly reports totaled $30,649, for an aggregate of $73,057 in 2001.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

         There were no fees paid to the independent auditors for professional services relating to the services described under Rule 2-01(c)(4)(ii) of Regulation S-X.

         The Audit Committee has considered whether the provision of services covered by the independent auditors, as listed above, is compatible with maintaining the independence of the auditors.

         The Board has appointed Goldstein, Golub, & Kessler L.L.P. as independent auditors to audit the financial statements of Titanium for the year ending December 31, 2002. Unless otherwise directed, the persons named in the accompanying proxy will vote in favor of the ratification of the appointment of Goldstein, Golub, & Kessler L.L.P.

         Representatives of Goldstein, Golub, & Kessler L.L.P. are expected to be available telephonically at the Annual Meeting to make a statement if they desire to do so and to respond to appropriate questions.

         The Board of Titanium recommends that the Titanium stockholders vote "FOR" the ratification of Goldstein, Golub, & Kessler L.L.P. as independent auditors for the year ending December 31, 2002.

                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at its Annual Meeting of Stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2003 Annual Meeting, stockholder proposals must be received by the Company by December 15, 2002 and must otherwise comply with the requirements of Rule 14a-8. Stockholder proposals submitted outside the processes of Rule 14a-8 will be considered untimely if they are submitted after March 18, 2003, pursuant to the calculation provided in Rule 14a-4(c)(1).

                                     GENERAL

         Neither management nor the Board knows of any matter to be acted upon at the Annual Meeting other than the matters described above. If any other matter properly comes before the Annual Meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

         The cost of soliciting proxies will be borne by Titanium. Following the original mailing of the proxy soliciting material, regular employees of Titanium may solicit proxies by mail, telephone, telegraph and personal interview. Proxy cards and materials will also be distributed to beneficial owners of stock, through brokers, custodians, nominees and other like parties, and Titanium expects to reimburse such parties for their charges and expenses connected therewith.

         A copy of Titanium's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission has been mailed to all stockholders along with this Proxy Statement. Additional copies will be available without charge to stockholders upon written request to Titanium Holdings Group, 1023 Morales Street, San Antonio, Texas 78207.

           /s/ Randall K. Davis
         -----------------------------------------
         RANDALL K. DAVIS
         Chief Executive Officer

                          TITANIUM HOLDINGS GROUP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR AN ANNUAL MEETING OF STOCKHOLDERS ON JUNE 14, 2002

         The undersigned hereby appoints Randall K. Davis and Charles Davis, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the Annual Meeting and at any adjournment thereof, all shares of Common Stock of Titanium Holdings Group, Inc. held of record by the undersigned on the record date, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this proxy ballot. If no directions are given and the signed proxy ballot is returned, the proxies will vote FOR Proposals 1 and 2, and, at their discretion, on any other matter that may properly come before the meeting or any adjournment thereof.

MARK THE BOX AT THE RIGHT IF YOU PLAN TO ATTEND THE MEETING.  |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING ITEMS, AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT:

1.  Election of directors.

                           NOMINEES

    Randall K. Davis     Steven Etra      Gary C. Granoff

    Melvin Schreiber     Aladar Deutsch   Kenneth Etra


    [_] FOR all nominees listed above     [_] WITHHOLD all nominees listed
                                              above

    [_] Place an "X" in this box to withhold authority to vote for any individual nominee and write that name (or names) from the list above on the line below.

                       ________________________

2. Ratification of selection of Goldstein, Golub & Kessler LLP as independent auditors for the fiscal year ending December 31, 2002.

         FOR:  [_]            AGAINST:  [_]              ABSTAIN:  [_]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

The undersigned acknowledges receipt of the formal notice of such meeting and the accompanying Proxy Statement.

Please sign exactly as name appears on the certificate. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. When signing as attorney, executor, administrator, trustee, guardian, officer or partner, please give full title as such.

                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        PROXY BALLOT PROMPTLY USING THE ENCLOSED
                                        ENVELOPE.

                                        _______________________________
                                        _______________________________
                                        SIGNATURE(S)
                                        DATE: _________________________